UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22690

Tortoise Energy Independence Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Item 1. Report to Stockholders.

Tortoise Energy Independence Fund, Inc. 2014 Annual Report • November 30, 2014

The North American energy revolution

2014 Annual Report	1

Fund at a glance

Tortoise believes Tortoise Energy Independence Fund, Inc. (NYSE: NDP) is the first closed-end fund with a focus on North American crude oil and natural gas production growth — growth which supports energy independence.

Investment opportunity

Technological developments are now providing access to vast amounts of unconventional resources in North American oil and gas reservoirs, with the potential for an extended period of production growth. Virtually unthinkable a few years ago, North America now has the opportunity to be a global leader in energy production, with many experts predicting North America could become energy self-sufficient over the coming decades.

To capture the heart of this significant North American production growth potential, NDP invests in energy producers, also known as the upstream portion of the energy value chain. While commodity prices will fluctuate, we believe the sector’s volume growth potential provides an attractive long-term investment opportunity.

Targeted investment characteristics

NDP primarily invests in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs, and, to a lesser extent, in companies that provide associated transportation, processing and storage. The majority of NDP’s investments include upstream energy companies with the following targeted characteristics:

●	Substantial acreage positions in premier North American oil and gas fields

●	Production volume growth potential over many years

●	High quality, financially disciplined management teams

●	Total return potential through a combination of current income and capital appreciation

We also write (sell) out-of-the-money covered call options on companies that meet our investment thresholds, seeking to mitigate portfolio risk, increase current income and enhance long-term total return potential across economic cycles.

Portfolio statistics at November 30, 2014 (unaudited)

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2	2014 Annual Report

December 31, 2014

Dear fellow stockholders,

The broad energy sector, including oil and gas producers, had a strong first three quarters of the fiscal year ending Nov. 30, 2014, benefiting from robust volumes of oil and natural gas being produced out of North American shales. However, energy stocks retreated significantly in the fourth quarter as investors reacted to the drop in crude oil prices.

Factors pressuring oil prices included increasing global supply, particularly out of Libya, where production had been offline due to political strife, slowing global demand growth and a strengthening U.S. dollar. In addition, oil prices fell sharply following the Organization of the Petroleum Exporting Countries’ (OPEC) Nov. 27 announcement that it would not cut current crude oil production levels.

Despite the challenges in the energy sector, which emerged as the worst-performing sector for the fiscal year, broader equity market performance was solid during the same period, with the S&P 500 Index® reaching record highs. The U.S. economy expanded during the year, with a steady stream of upbeat economic data reflecting continued healthy domestic growth, although the global economy continued to struggle, with weakness particularly in Europe and Asia.

Energy production review and outlook

Oil and gas producers dramatically underperformed the broader equity market in fiscal 2014. The Tortoise North American Oil and Gas Producers IndexSM posted a -17.5 percent return for the fiscal year, compared to the S&P 500 Index’s® 16.9 percent total return for the same period. These returns reflect a difficult fourth fiscal quarter for the sector with oil and gas producers experiencing a -30.1 percent return. Despite their strong showing earlier in the year, their overall performance for this fiscal period was negatively affected by the price of crude oil, with WTI (West Texas Intermediate) falling approximately 50 percent from its July 23 peak of $107.62 per barrel to close the fiscal year at $66.15 per barrel, and prices continued to decline through December.

Despite lower crude oil prices, total U.S. crude oil production remained robust, averaging an estimated 8.6 million barrels per day (MMbbl/d) in 2014, with 2015 production estimated to average 9.3 MMbbl/d.¹ A majority of the increase is expected to come out of the premier North American oil shales – the Bakken, the Eagle Ford and the Permian. The current crude oil supply/demand imbalance is expected to improve beginning in the second half of 2015, when demand for crude oil typically increases and the pace of supply growth is expected to slow.

Meanwhile, natural gas production also has been strong, despite lower prices as well, with volumes in 2014 averaging an estimated 70.0 billion cubic feet per day (Bcf/d) for the lower 48 states and projected to grow an average 3.1 percent in 2015.1 Price fluctuations were driven largely by seasonal demand, with natural gas opening the year at $4.32 per million British thermal units (MMBtu), peaking at $8.03 per MMBtu on Feb. 5 as a colder-than-usual winter gripped much of the nation, then normalizing as inventories were rebuilt over the summer to close the fiscal year at $4.24 per MMBtu and prices continued to decline through December.

Fund performance review

The fund’s total assets decreased from approximately $442.7 million on Nov. 30, 2013 to $400.1 million on Nov. 30, 2014, due largely to declining market values of its investments. The fund’s fiscal 2014 market-based and NAV-based total returns were -5.2 percent and -7.8 percent, respectively (including the reinvestment of distributions). This performance particularly reflects a difficult fourth fiscal quarter, when the fund’s market-based and NAV-based returns were -20.5 percent and -25.2 percent, respectively, driven by the broader upstream energy market decline.

The discount of the fund’s stock price relative to its NAV narrowed over the year, particularly in the fourth quarter, ending the year at a 6.5 percent discount. We are undertaking some efforts that we believe may help improve investor sentiment and could help continue to close that gap. We continue to believe in the closed-end fund structure and believe NDP is fundamentally well-positioned for the long term, which is particularly relevant in today’s environment. We plan to increase education, communication and outreach emphasizing the benefits of the closed-end fund structure and the long-term attractive risk-reward potential of the fund’s strategy to both existing and potential stockholders. We’ll continue to work internally and with the fund board to explore other areas that may benefit market performance while maintaining our long-term, prudent approach to managing the fund.

The fund paid a distribution of $0.4375 per common share ($1.75 annualized) to stockholders on Nov. 28, 2014. This distribution represented an annualized distribution rate of

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	3

8.2 percent based on the fund’s fiscal year closing price of $21.29. For tax purposes, distributions to stockholders for 2014 were 56 percent ordinary dividend income, 12 percent qualified dividend income, 27 percent long-term capital gains and 5 percent return of capital. The fund ended the period with leverage (bank debt) at 14.0 percent of total assets, slightly more than last year, due to the decrease in the value of fund assets.

Key quarterly asset performance drivers

A number of factors influenced the fund’s absolute and relative asset performance during the fiscal year and the fourth fiscal quarter.

●	The fund’s focus on oil and gas producers hurt absolute performance. However, its strategic selection of companies, particularly in the Eagle Ford, helped the fund outperform on a relative basis for both the fiscal year and the challenging fourth fiscal quarter.

●	Natural gas producers fared better than liquids producers, particularly in the fourth quarter as crude oil prices declined sharply. The fund’s stake in gas producers in the Marcellus detracted from absolute performance for both the fiscal year and the fourth quarter; however, they helped in relative terms during the fourth quarter, as pipeline takeaway constraints continued in that region and natural gas producers pulled back along with the broader energy sector.

●	The fund’s holdings in midstream pipeline companies contributed positively to relative results for both the fiscal year and fourth quarter as these firms are less affected by falling oil prices.

●	The fund’s covered call strategy continued to provide additional current income in the portfolio and mitigated risk. In higher-volatility environments such as the one we currently are experiencing, this strategy can be especially effective. The notional amount of the fund’s covered calls averaged approximately 47.9 percent of total assets and their out-of-the money percentage averaged approximately 8.9 percent during the year.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding thoughts

In our view, when oil prices move lower, location of assets becomes even more critical. Our approach has been to focus on high-quality oil and gas producers in the most prolific basins that also have strong balance sheets, distribution coverage, and growing cash flows. We have constructed the fund’s portfolio to operate in multiple commodity price environments, anchored in producers that, in our view, are located in the best oil and gas fields in North America. For these reasons, we believe the portfolio is both well positioned and diversified, given the changing dynamics in the energy sector.

Furthermore, we believe that the laws of economics will prevail. Lower prices may discourage short-term production growth but may also spur demand. We anticipate this will drive prices in the other direction, and the cycle will continue. We think that over the long term, prices will return to a range that is economical for production to continue broadly, which should bode well for many upstream oil and gas producers.

Despite recent volatility, what is particularly noteworthy is that North America is now a major, relevant global energy player, with the ability to better control our national security and with significant production potential for generations to come, though at a slower pace in the near term. We believe that NDP offers an attractive long-term investment opportunity despite current headwinds.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Independence Fund, Inc.

The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The S&P 500 Index® is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than original cost.

1 Energy Information Administration, Dec. 2014

(unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

4	2014 Annual Report

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year Ended November 30,		2013	2014
	2013	2014	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions and dividends
from investments	$11,653	$11,717	$3,017	$2,783	$2,916	$3,032	$2,986
Less foreign withholding taxes	(364)	(321)	(87)	(81)	(72)	(83)	(85)
Dividends paid in stock	1,598	1,629	417	422	391	404	412
Net premiums on options written	17,618	17,375	4,781	4,486	4,425	4,316	4,148
Total from investments	30,505	30,400	8,128	7,610	7,660	7,669	7,461
Operating Expenses Before
Leverage Costs
Advisory fees, net of fees waived	3,965	4,465	1,062	1,037	1,138	1,216	1,074
Other operating expenses	586	661	153	164	171	168	158
	4,551	5,126	1,215	1,201	1,309	1,384	1,232
Distributable cash flow before
leverage costs	25,954	25,274	6,913	6,409	6,351	6,285	6,229
Leverage costs(2)	570	590	146	145	150	151	144
Distributable Cash Flow(3)	$25,384	$24,684	$6,767	$6,264	$6,201	$6,134	$6,085
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$17,443	$39,050	$12,258	$11,811	$5,732	$20,857	$650
As a percent of average total assets(4)
Total from investments	7.30%	6.49%	7.31%	6.86%	6.34%	5.96%	6.90%
Operating expenses before leverage costs	1.09%	1.09%	1.09%	1.08%	1.08%	1.08%	1.14%
Distributable cash flow before
leverage costs	6.21%	5.40%	6.22%	5.78%	5.26%	4.88%	5.76%
As a percent of average net assets(4)
Total from investments	8.31%	7.35%	8.26%	7.96%	7.26%	6.75%	7.57%
Operating expenses before leverage costs	1.24%	1.24%	1.24%	1.26%	1.24%	1.22%	1.25%
Leverage costs	0.16%	0.14%	0.15%	0.15%	0.14%	0.13%	0.15%
Distributable cash flow	6.91%	5.97%	6.87%	6.55%	5.88%	5.40%	6.17%

Selected Financial Information
Distributions paid on common stock	$25,393	$25,403	$6,351	$6,351	$6,351	$6,350	$6,351
Distributions paid on common stock
per share	1.7500	1.7500	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	442,686	400,082	442,686	462,646	504,254	513,378	400,082
Average total assets during period(5)	417,826	468,744	445,692	449,572	479,402	510,328	433,686
Leverage(6)	56,300	56,200	56,300	55,700	60,600	58,600	56,200
Leverage as a percent of total assets	12.7%	14.0%	12.7%	12.0%	12.0%	11.4%	14.0%
Net unrealized appreciation (depreciation),
end of period	55,201	(12,132)	55,201	64,972	107,413	105,653	(12,132)
Net assets, end of period	384,471	330,458	384,471	402,138	441,064	450,516	330,458
Average net assets during period(7)	366,900	413,380	394,581	387,650	418,875	450,971	395,268
Net asset value per common share	26.49	22.76	26.49	27.70	30.38	31.04	22.76
Market value per common share	24.08	21.29	24.08	24.61	26.78	27.32	21.29
Shares outstanding (000’s)	14,516	14,516	14,516	14,516	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment loss” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on distributions, and the value of paid-in-kind distributions.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	5

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Independence Fund, Inc.’s (“NDP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”) that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

NDP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

Market values of our investments decreased during the quarter, contributing to a decrease in total assets of approximately $113.3 million during 4th quarter 2014. Distribution increases from our investments were in line with our expectations while net premiums on options written declined from 3rd quarter 2014. Average total assets decreased during the quarter, resulting in decreased asset-based expenses. The amount of leverage outstanding declined during the quarter, but the ratio of leverage to total assets increased from the prior quarter due to the reduction in asset values. We maintained our regular quarterly distribution of $0.4375 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes at the fund level. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”) or affiliates of MLPs in which we invest and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

6	2014 Annual Report

Management’s Discussion (unaudited)
(continued)

Statement of Operations, is reconciled as follows: (1) GAAP recognizes that a significant portion of the cash distributions received from our investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (2) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (3) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below in Distributable Cash Flow and Capital Gains.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs that generally have a strong presence in North American oil and gas reservoirs, including shale.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio. We typically aim to write call options that are approximately 5 to 15 percent out-of-the-money on approximately 75 percent of our portfolio, although we may adjust these targets depending on market volatility and other market conditions.

Total distributions received from our investments and option strategy for the 4th quarter 2014 were approximately $7.5 million, including earnings on our investments of $3.3 million and net premiums on options written of approximately $4.2 million. This represents a decrease of approximately 8.2 percent as compared to 4th quarter 2013 and approximately 2.7 percent as compared to 3rd quarter 2014. Net premiums received on options written during the 4th quarter 2014 declined by approximately 3.9 percent as compared to 3rd quarter 2014, but remains in line with our expectations given the targets indicated above in the current market environment. On an annualized basis, the total received from investments for the 4th quarter 2014 equates to 6.90 percent of our average total assets for the quarter as compared to 5.96 percent for 3rd quarter 2014.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.14 percent of average total assets for the 4th quarter 2014, an increase of 0.06 percent as compared to 3rd quarter 2014 and 0.05 percent as compared to 4th quarter 2013. Advisory fees, net of fees waived, for the 4th quarter 2014 decreased 11.7 percent from 3rd quarter 2014 as a result of decreased average managed assets during the quarter. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets through December 31, 2014 and 0.10 percent of average monthly managed assets for the period from January 1, 2015 through December 31, 2016. Other operating expenses decreased from 3rd quarter 2014, primarily due to other asset-based fees.

Leverage costs consist of the interest expense on our margin borrowing facility, which accrues on the margin facility at a rate equal to one-month LIBOR plus 0.80 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR and the spread charged on the facility. The average annualized total cost of leverage was 0.95 percent as of November 30, 2014. Total leverage costs for DCF purposes were approximately $144,000 for the 4th quarter 2014, a decrease of 4.6 percent as compared to 3rd quarter 2014, due to lower leverage utilization during the quarter as well as a change in margin facilities during the quarter that decreased the all-in cost of leverage. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable cash flow and capital gains

For 4th quarter 2014, our DCF was approximately $6.1 million, a decrease of 10.1 percent as compared to 4th quarter 2013 and 0.8 percent as compared to 3rd quarter 2014. This is the net result of the changes in income and expenses as described above. This equates to an annualized rate of 5.76 percent of average total assets for the quarter and 6.17 percent of average net assets for the quarter. We paid a distribution of approximately $6.4 million, or $0.4375 per share, during the quarter, unchanged from 3rd quarter 2014.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	7

Management’s Discussion (unaudited)
(continued)

Net Investment Loss on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2014 and 4th quarter 2014 (in thousands):

	FY	4th Qtr
	2014	2014
Net Investment Loss	$(1,814)	$(205)
Adjustments to reconcile to DCF:
Net premiums on options written	17,375	4,148
Distributions characterized as return of capital	7,494	1,730
Dividends paid in stock	1,629	412
DCF	$24,684	$6,085

In addition, we had net realized gains on investments of approximately $0.7 million during 4th quarter 2014.

Liquidity and capital resources

We had total assets of approximately $400.1 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 4th quarter 2014, total assets decreased approximately $113.3 million. This change was primarily the result of a $121.7 million decrease in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions), net purchases of approximately $2.0 million and an increase in receivables and other assets of approximately $6.4 million.

Our leverage consists of a 270-day rolling evergreen margin loan facility with a borrowing capacity of $85 million. Total leverage outstanding at November 30, 2014 was $56.2 million, a decrease of $2.4 million as compared to August 31, 2014. Total leverage represented 14.0 percent of total assets at November 30, 2014, an increase from 11.4 percent as compared to August 31, 2014 and from 12.7 percent at November 30, 2013. Our leverage as a percent of total assets is within our long-term target level of 10 to 15 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 20 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in market values of our investments, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2014 were approximately 12 percent QDI, 56 percent ordinary dividend income, 27 percent long-term capital gain, and 5 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

8	2014 Annual Report

Schedule of Investments
November 30, 2014

	Shares	Fair Value
Common Stock — 89.0%(1)

Crude/Refined Products Pipelines — 0.7%(1)
United States — 0.7%(1)
Plains GP Holdings, L.P.	91,716	$2,382,782

Natural Gas Pipelines — 6.6%(1)
United States — 6.6%(1)
EQT Corporation(2)(3)	238,006	21,653,786
Kinder Morgan, Inc.	2	100
		21,653,886

Oil and Gas Production — 81.7%(1)
Canada — 11.2%(1)
ARC Resources Ltd.	334,600	7,912,185
Cenovus Energy Inc.	153,200	3,385,720
Crescent Point Energy Corp.	285,700	7,415,458
Enerplus Corporation	275,800	3,599,190
Penn West Petroleum Ltd.	6,400	22,592
Suncor Energy Inc.(2)(3)	465,600	14,708,304
The Netherlands — 2.3%(1)
Royal Dutch Shell plc (ADR)	114,500	7,603,945
United Kingdom — 1.2%(1)
BP p.l.c. (ADR)	96,400	3,790,448
United States — 67.0%(1)
Anadarko Petroleum Corporation(2)(3)	330,900	26,190,735
Antero Resources Corporation(2)(3)(4)	150,610	7,066,621
Apache Corporation(2)(3)	65,052	4,169,183
Carrizo Oil & Gas, Inc.(2)(3)(4)	198,000	7,813,080
Chesapeake Energy Corporation(2)(3)	436,900	8,851,594
Cimarex Energy Co.(3)	93,373	9,799,496
Concho Resources Inc.(3)(4)	116,143	11,062,621
Continental Resources, Inc.(2)(3)(4)	183,400	7,515,732
Energen Corp.(2)(3)	76,700	4,580,524
EOG Resources, Inc.(2)(3)	383,280	33,238,042
EP Energy Corporation(4)	142,700	1,525,463
Hess Corporation	33,793	2,464,524
Kodiak Oil & Gas Corp.(4)	341,400	2,502,462
Laredo Petroleum, Inc.(4)	43,300	452,485
Marathon Oil Corporation(2)(3)	306,300	8,858,196
Newfield Exploration Company(3)(4)	309,488	8,427,358
Noble Energy, Inc.(2)(3)	283,705	13,952,612
Occidental Petroleum Corporation	192,100	15,323,817
Pioneer Natural Resources Company(2)(3)	186,215	26,671,574
Range Resources Corporation(2)(3)	224,200	14,718,730
Rice Energy Inc.(2)(3)(4)	52,646	1,310,885
RSP Permian, Inc.(4)	110,556	2,405,699
Whiting Petroleum Corporation(2)(3)(4)	61,800	2,581,386
		269,920,661
Total Common Stock
(Cost $334,057,618)		293,957,329

Master Limited Partnerships
and Related Companies — 29.8%(1)

Crude/Refined Products Pipelines — 17.1%(1)
United States — 17.1%(1)
Buckeye Partners, L.P.	61,200	4,704,444
Enbridge Energy Management, L.L.C.(5)	448,301	16,318,149
Magellan Midstream Partners, L.P.	92,000	7,625,880
MPLX LP	117,232	7,785,377
Phillips 66 Partners LP	65,900	4,102,275
Plains All American Pipeline, L.P.	179,229	9,221,332
Rose Rock Midstream, L.P.	32,489	1,744,010
Shell Midstream Partners, L.P.	30,756	1,123,209
Tesoro Logistics LP	47,000	2,691,690
Valero Energy Partners LP	26,106	1,089,142
		56,405,508
Natural Gas/Natural Gas Liquids Pipelines — 7.2%(1)
United States — 7.2%(1)
Energy Transfer Partners, L.P.	77,700	5,063,709
Enterprise Products Partners L.P.	255,472	9,539,325
Regency Energy Partners LP	222,350	6,334,752
Williams Partners L.P.	57,300	2,964,702
		23,902,488
Natural Gas Gathering/Processing — 5.5%(1)
United States — 5.5%(1)
Access Midstream Partners, L.P.	41,724	2,615,260
Antero Midstream Partners LP	38,218	1,058,256
DCP Midstream Partners, LP	94,524	4,528,645
EnLink Midstream Partners, LP	86,700	2,418,063
Targa Resources Partners LP	95,800	5,252,714
Western Gas Partners LP	34,300	2,432,899
		18,305,837
Total Master Limited Partnerships
and Related Companies (Cost $71,874,262)		98,613,833

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(6) (Cost $338,033)	338,033	338,033
Total Investments — 118.9%(1)
(Cost $406,269,913)		392,909,195
Total Value of Options Written
(Premiums received $1,600,265) — (0.1%)(1)		(369,817)
Other Assets and Liabilities — (18.8%)(1)		(62,081,760)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$330,457,618

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of November 30, 2014.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	9

Schedule of Options Written
November 30, 2014

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	December 2014	$105.00	3,266	$(39,192)
Antero Resources Corporation	December 2014	60.00	1,506	(30,120)
Apache Corporation	December 2014	80.00	650	(1,950)
Carrizo Oil & Gas, Inc.	December 2014	60.00	1,801	(36,020)
Chesapeake Energy Corporation	December 2014	26.50	4,369	(24,029)
Cimarex Energy Co.	December 2014	135.00	562	(8,430)
Concho Resources Inc.	December 2014	130.00	975	(26,813)
Continental Resources, Inc.	December 2014	60.00	1,834	(7,336)
Energen Corp.	December 2014	75.00	767	(9,587)
EOG Resources, Inc.	December 2014	110.00	3,832	(19,160)
EQT Corporation	December 2014	105.00	1,580	(31,600)
Marathon Oil Corporation	December 2014	36.00	3,063	(15,315)
Newfield Exploration Company	December 2014	39.00	2,114	(10,570)
Noble Energy, Inc.	December 2014	60.00	1,739	(8,695)
Pioneer Natural Resources Company	December 2014	190.00	1,862	(18,620)
Range Resources Corporation	December 2014	80.00	2,242	(44,840)
Rice Energy Inc.	December 2014	30.00	526	(11,835)
Suncor Energy Inc.	December 2014	39.00	4,523	(22,615)
Whiting Petroleum Corporation	December 2014	62.50	618	(3,090)
Total Value of Call Options Written
(Premiums received $1,600,265)				$(369,817)

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

10	2014 Annual Report

Statement of Assets & Liabilities
November 30, 2014

Assets
Investments at fair value (cost $406,269,913)	$392,909,195
Receivable for Adviser fee waiver	109,633
Dividends and distributions receivable	500,073
Receivable for investments sold	6,551,802
Prepaid expenses and other assets	11,745
Total assets	400,082,448
Liabilities
Options written, at fair value
(premiums received $1,600,265)	369,817
Payable to Adviser	803,977
Accrued directors’ fees and expenses	5,093
Payable for investments purchased	12,092,687
Accrued expenses and other liabilities	153,256
Credit facility borrowings	56,200,000
Total liabilities	69,624,830
Net assets applicable to
common stockholders	$330,457,618
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value;
14,516,071 shares issued and outstanding
(100,000,000 shares authorized)	$14,516
Additional paid-in capital	343,000,003
Undistributed net investment income	2,770,264
Accumulated net realized loss	(3,195,349)
Net unrealized depreciation	(12,131,816)
Net assets applicable to
common stockholders	$330,457,618
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$22.76

Statement of Operations
Year Ended November 30, 2014

Investment Income
Distributions from master limited partnerships	$6,692,149
Dividends and distributions from common stock
(net of foreign taxes withheld of $321,340)	4,703,774
Less return of capital on distributions	(7,494,222)
Net distributions and dividends from investments	3,901,701
Dividends from money market mutual funds	194
Total Investment Income	3,901,895
Operating Expenses
Advisory fees	5,169,591
Administrator fees	188,766
Professional fees	141,048
Directors’ fees	86,281
Stockholder communication expenses	73,043
Fund accounting fees	61,253
Custodian fees and expenses	27,199
Registration fees	24,021
Stock transfer agent fees	12,264
Other operating expenses	47,218
Total Operating Expenses	5,830,684
Leverage Expenses
Interest expense	590,179
Total Expenses	6,420,863
Less fees waived by Adviser	(704,944)
Net Expenses	5,715,919
Net Investment Loss	(1,814,024)
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	39,056,769
Net realized gain on options	1,486,837
Net realized loss on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	(6,333)
Net realized gain	40,537,273
Net unrealized depreciation of investments,
including foreign currency gain (loss)	(67,771,240)
Net unrealized appreciation of options	439,391
Net unrealized depreciation of other assets and
liabilities due to foreign currency translation	(1,317)
Net unrealized depreciation	(67,333,166)
Net Realized and Unrealized Loss	(26,795,893)
Net Decrease in Net Assets Applicable
to Common Stockholders Resulting
from Operations	$(28,609,917)

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	11

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
Operations
Net investment income (loss)	$(1,814,024)	$163,902
Net realized gain	40,537,273	9,178,359
Net unrealized appreciation (depreciation)	(67,333,166)	70,552,526
Net increase (decrease) in net assets applicable to common stockholders
resulting from operations	(28,609,917)	79,894,787
Distributions to Common Stockholders
Net investment income	(59,272)	(3,995,630)
Net realized gain	(24,061,484)	(20,541,811)
Return of capital	(1,282,368)	(855,296)
Total distributions to common stockholders	(25,403,124)	(25,392,737)
Capital Stock Transactions
Issuance of 11,871 common shares from reinvestment of distributions to stockholders	—	292,620
Net increase in net assets applicable to common stockholders
from capital stock transactions	—	292,620
Total increase (decrease) in net assets applicable to common stockholders	(54,013,041)	54,794,670
Net Assets
Beginning of year	384,470,659	329,675,989
End of year	$330,457,618	$384,470,659
Undistributed net investment income, end of year	$2,770,264	$1,983,858

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

12	2014 Annual Report

Statement of Cash Flows
Year Ended November 30, 2014

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$6,736,160
Dividends and distributions received from common stock and money market mutual funds	4,742,711
Purchases of long-term investments	(190,714,402)
Proceeds from sales of long-term investments	209,140,628
Purchases of short-term investments, net	(215,983)
Call options written, net	1,538,980
Interest expense paid	(585,971)
Operating expenses paid	(5,138,999)
Net cash provided by operating activities	25,503,124
Cash Flows From Financing Activities
Advances from margin loan facility	107,200,000
Repayments on margin loan facility	(107,300,000)
Distributions paid to common stockholders	(25,403,124)
Net cash used in financing activities	(25,503,124)
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—

Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(28,609,917)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(202,625,163)
Proceeds from sales of long-term investments	215,510,773
Purchases of short-term investments, net	(215,983)
Call options written, net	1,538,980
Return of capital on distributions received	7,494,222
Net unrealized depreciation	67,333,166
Net realized gain	(40,537,273)
Changes in operating assets and liabilities:
Decrease in dividends and distributions receivable	82,754
Decrease in prepaid expenses and other assets	1,345
Increase in receivable for investments sold	(6,370,145)
Increase in payable for investments purchased	11,910,761
Decrease in payable to Adviser, net of fees waived	(23,284)
Increase in accrued expenses and other liabilities	12,888
Total adjustments	54,113,041
Net cash provided by operating activities	$25,503,124

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	13

Financial Highlights

			Period from
			July 31, 2012(1)
	Year Ended	Year Ended	through
	November 30, 2014	November 30, 2013	November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$26.49	$22.73	$—
Public offering price	—	—	25.00
Income (loss) from Investment Operations
Net investment income (loss)(3)	(0.12)	0.01	0.04
Net realized and unrealized gains (losses)(3)	(1.86)	5.50	(0.65)
Total income (loss) from investment operations	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	(0.00)	(0.27)	(0.03)
Net realized gain	(1.66)	(1.42)	(0.36)
Return of capital	(0.09)	(0.06)	(0.05)
Total distributions to common stockholders	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs on issuance
of common stock(5)	—	—	(1.22)
Net Asset Value, end of period	$22.76	$26.49	$22.73
Per common share market value, end of period	$21.29	$24.08	$22.33
Total Investment Return Based on Market Value(6)(7)	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$330,458	$384,471	$329,676
Average net assets (000’s)	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.25%	1.25%	1.18%
Other operating expenses	0.16	0.16	0.20
Total operating expenses, before fee waiver	1.41	1.41	1.38
Fee waiver	(0.17)	(0.17)	(0.16)
Total operating expenses	1.24	1.24	1.22
Leverage expenses	0.14	0.16	0.10
Total expenses	1.38%	1.40%	1.32%
Ratio of net investment income (loss) to average net assets
before fee waiver(8)	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(8)	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	43.21%	45.56%	15.68%
Credit facility borrowings, end of period (000’s)	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal amount
of credit facility borrowings(9)	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility borrowings(9)	688%	783%	773%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the year ended November 30, 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the year ended November 30, 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

14	2014 Annual Report

Notes to Financial Statements
November 30, 2014

1. Organization

Tortoise Energy Independence Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 11, 2012, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American energy companies. The Company commenced operations on July 31, 2012. The Company’s stock is listed on the New York Stock Exchange under the symbol “NDP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at November 30, 2014.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options shall be valued at the mean between the highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded.

The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	15

Notes to Financial Statements (continued)

estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2014, the Company reallocated the amount of 2013 investment income and return of capital it recognized based on the 2013 tax reporting information received from the individual Master Limited Partnerships (“MLPs”). This reclassification amounted to a decrease in net investment income of approximately $959,000 or $0.066 per share, an increase in unrealized appreciation of investments of approximately $665,000 or $0.046 per share, and an increase in realized gains of approximately $294,000 or $0.020 per share for the year ended November 30, 2014.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise or expiration, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

16	2014 Annual Report

Notes to Financial Statements (continued)

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of North American energy companies, including at least 70 percent of its total assets in equity securities of upstream energy companies. The Company considers a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, North America and (ii) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or that provide associated transportation, processing, equipment, storage, and servicing. The Company considers a company to be an upstream energy company if (i) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy production or refining as defined by the Standard Industrial Classification (“SIC”) system. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to 0.15 percent of average monthly Managed Assets for the period from the commencement of operations through December 31, 2014 and 0.10 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2016. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the remaining balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences primarily related to return of capital distributions and character differences of realized gains on MLP investments resulted in the reclassification of $3,942,070 to undistributed net investment income, $(2,659,811) to accumulated net realized loss and $(1,282,259) to additional paid-in capital.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	17

Notes to Financial Statements (continued)

The tax character of distributions paid to common stockholders for the years ending November 30, 2014 and November 30, 2013 was as follows:

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
Ordinary income*	$17,235,442	$23,864,641
Long-term capital gain	6,885,314	877,427
Return of capital	1,282,368	855,296
Total distributions	$25,403,124	$25,597,364

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

As of November 30, 2014, the components of accumulated deficit on a tax basis were as follows:

Unrealized depreciation	$(9,392,242)
Other temporary differences*	(3,164,659)
Accumulated deficit	$(12,556,901)

*	Other temporary differences relate to losses deferred under straddle regulations per IRC Code Sec. 1092.

As of November 30, 2014, the aggregate cost of securities for federal income tax purposes was $399,452,103. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $45,543,346, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $52,086,254 and the net unrealized depreciation was $6,542,908.

6. Fair value of financial instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2014. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	November 30, 2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$293,957,329	$293,957,329	$—	$—
Master Limited Partnerships
and Related Companies(a)	98,613,833	98,613,833	—	—
Total Equity Securities	392,571,162	392,571,162	—	—
Other Securities:
Short-Term Investment(b)	338,033	338,033	—	—
Total Assets	$392,909,195	$392,909,195	$—	$—
Liabilities
Written Call Options	$369,817	$369,817	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2014.

The Company did not hold any Level 3 securities during the year ended November 30, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the year ended November 30, 2014.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

18	2014 Annual Report

Notes to Financial Statements (continued)

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the year ended November 30, 2014, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2013	28,891	$1,548,122
Options written	372,477	18,332,846
Options closed	(259,629)	(13,208,935)
Options exercised	(8,997)	(569,997)
Options expired	(94,913)	(4,501,771)
Options outstanding at November 30, 2014	37,829	$1,600,265

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at November 30, 2014:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$369,817

The following table presents the effect of derivatives on the Statement of Operations for the year ended November 30, 2014:

	Location of Gains on Derivatives
		Net Unrealized
Derivatives not accounted for as	Net Realized Gain	Appreciation
hedging instruments under ASC 815	on Options	of Options
Written equity call options	$1,486,837	$439,391

8. Investment transactions

For the year ended November 30, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $202,625,163 and $215,510,773 (excluding short-term debt securities), respectively.

9. Common stock

The Company has 100,000,000 shares of capital stock authorized and 14,516,071 shares outstanding at November 30, 2014 and November 30, 2013.

10. Credit facility

At November 30, 2014, the Company has a 270-day rolling evergreen margin loan facility with BNP Paribas Prime Brokerage, Inc. The terms of the agreement provide for an $85,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.80 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized for the period from September 25, 2014 (the date the facility was established) through November 30, 2014 was approximately $59,000,000 and 0.95 percent, respectively. At November 30, 2014, the principal balance outstanding was $56,200,000 at an interest rate of 0.95 percent.

For the period from December 1, 2013 through September 25, 2014, the Company had a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provided for a $65,000,000 facility that was secured by certain of the Company’s assets. Outstanding balances generally accrued interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility accrued a fee equal to an annual rate of 0.25 percent. The average principal balance and interest rate for the period during which this margin loan facility was utilized during the period from December 1, 2013 through September 25, 2014 (the date the facility was terminated) was approximately $56,100,000 and 1.01 percent, respectively.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2014, the Company was in compliance with the terms of the margin loan facility.

11. Subsequent events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Energy Independence Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Independence Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Independence Fund, Inc. at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 21, 2015

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

20	2014 Annual Report

Company Officers and Directors (unaudited)
November 30, 2014

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length		Complex Overseen	Directorships
Name and Age*	of Time Served(1)	Principal Occupation During Past Five Years	by Director(2)	Held
Independent Directors**
Rand C. Berney (Born 1955)	Class III director; Director since 2014

Executive-in-Residence and Professor for Professional Financial Planning course and Professional Ethics course, College of Business Administration, Kansas State University since 2012; formerly Senior Vice President of Corporate Shares Services of ConocoPhillips (2009-2012); Vice President and Controller of ConocoPhillips (2002-2009); Vice President and Controller of Phillips Petroleum Company (1997-2009); Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

			5	None
Conrad S. Ciccotello (Born 1960)	Class II director; Director since 2012	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	5	CorEnergy Infrastructure Trust, Inc.
Charles E. Heath (Born 1942)	Class III director; Director since 2012	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	5	CorEnergy Infrastructure Trust, Inc.

(1)	Class I directors have a term ending in 2016, Class II directors have a term ending in 2017, and Class III directors have a term ending in 2015.
(2)	This number includes Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Infrastructure Corp. (“TYG”) and the Company. Our Adviser also serves as the investment adviser to TPZ, NTG, TTP and TYG.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
**	Effective January 1, 2015, Ms. Alexandra Herger joined the Company’s Board of Directors as a Class I independent director. Ms. Herger also joined the Board of Directors of each of TPZ, NTG, TTP and TYG. Ms. Herger was born in 1957. Ms. Herger most recently served as interim vice president of exploration for Marathon Oil prior to her retirement in 2014. Previously she served as director of international exploration and new ventures for Marathon Oil from 2008 to 2014 and in various positions with Shell Exploration and Production Co. between 2002 and 2008. Ms. Herger also held positions at Enterprise Oil and Hess Corp., and began her career at Exxon Corp. where she held various onshore U.S., offshore Gulf of Mexico, and international assignments in exploration, production and planning departments. Ms. Herger is a member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society. Ms. Herger has been a member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010. Ms. Herger is also a director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	21

Company Officers and Directors (unaudited) (continued)
November 30, 2014

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length		Complex Overseen	Directorships
Name and Age*	of Time Served(1)	Principal Occupation During Past Five Years	by Director(2)	Held
Interested Director and Officers(3)
H. Kevin Birzer (Born 1959)	Class I director; Director and Chairman of the Board since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

			5	None
Terry Matlack (Born 1956)	Class II director; Chief Executive Officer since 2012; Director since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TPZ, NTG and TTP since November 12, 2012 and of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of NTG since 2010, of each of TYG and TPZ since May 2011, of TTP since inception, and of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of TYG, TYY, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

			5	None
P. Bradley Adams (Born 1960)	Chief Financial Officer since 2012

Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of NTG since 2010, of each of TYG and TPZ since May 2011, of TTP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Assistant Treasurer of each of TYG, TYY and TYN from November 2005 to May 2011, of TPZ from its inception to May 2011, and of TTO from its inception to June 2012.

			N/A	None
Zachary A. Hamel (Born 1965)	President since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG and TPZ since May 2011, of TTP since its inception, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN from 2007 to June 23, 2014, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

			N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of TYG since 2005, of each of TPZ, NTG and TTP since its inception, of each of TYY and TYN from 2005 to June 23, 2014 and of TTO from 2005 through November 2011; Senior Vice President of TYY from 2005 to June 23, 2014, of TYN from 2007 to June 23, 2014, of TYG since 2007, of each of TPZ, NTG and TTP since its inception, and of TTO from inception through November 2011. CFA designation since 1996.

			N/A	None
David J. Schulte (Born 1961)	Senior Vice President since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CORR) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG and TPZ since May 2011, of NTG since 2010, of TTP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014. CFA designation since 1992.

			N/A	CorEnergy Infrastructure Trust, Inc. (“CORR”)

(1)	Class I directors have a term ending in 2016, Class II directors have a term ending in 2017, and Class III directors have a term ending in 2015. Officers elected annually.
(2)	This number includes TYG, NTG, TTP, TPZ and the Company. Our Adviser also serves as the investment adviser to TYG, NTG, TTP and TPZ.
(3)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

22	2014 Annual Report

Additional Information (unaudited)

Notice to stockholders

For stockholders that do not have a November 30, 2014 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2014, the Company is designating the following items with regard to distributions paid during the year.

Common distributions

Qualifying For
Return Of	Long-Term				Corporate
Capital	Capital Gain	Ordinary Income	Total	Qualifying	Dividends Rec.
Distributions	Distributions(1)	Distributions	Distributions	Dividends(2)	Deduction(3)
5.05%	27.10%	67.85%	100.00%	17.56%	3.95%

(1)	The Company designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.
(2)	Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction.”

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2014, the aggregate compensation paid by the Company to the independent directors was $81,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available via the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	23

Additional Information (unaudited) (continued)

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market.

Automatic dividend reinvestment plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2014, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from independent, third-party sources, regarding the factors considered in their evaluation. Before the

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

24	2014 Annual Report

Additional Information (unaudited) (continued)

Independent Directors voted on approval of the Investment Advisory Agreement, the Independent Directors met with independent legal counsel during executive session and discussed the agreement and related information.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals primarily responsible for the portfolio management of the Company. Additionally, the Independent Directors considered the extent of the resources devoted to research and analysis of the Company’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Company, and meeting regulatory requirements. Further, the Independent Directors considered the adequacy of the number of the Adviser personnel (including the caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, trading, client service and compliance professionals dedicated to the Company), the continued addition of professionals at the Adviser to broaden its coverage efforts, and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing).

In addition to advisory services, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the Company. The Adviser provides the Company with certain services (in addition to any such services provided to the Company by third parties) and officers and other personnel as are necessary for the operations of the Company. In particular, the Adviser provides the Company with the following administrative services including, among others: (i) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (ii) communicating with analysts to support secondary market analysis of the Company; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; (ix) the responsible handling of the leverage target; and (x) performing other administrative services for the operation of the Company, such as press releases, fact sheets, investor calls, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Independent Directors also reviewed information received from the Adviser and the Company’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the Company, including the Company’s Code of Ethics.

The Independent Directors concluded that the nature of the Company and the specialized expertise of the Adviser in the energy market, as well as the nature, extent and quality of services provided by the Adviser to the Company, made it qualified to serve as the adviser. The Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the energy sector. The Independent Directors considered the Company’s investment performance for one-year and since inception periods against peer funds as well as specialized sector and more general market indices, and senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Independent Directors noted that for the relevant

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	25

Additional Information (unaudited) (continued)

periods, based on NAV, the Company’s performance outperformed the average for its peers and the sector market index, and based on market price, the Company has both outperformed and underperformed the average for its peers depending on the period. The Independent Directors noted the lack of peers with similar strategies to the Company. The Independent Directors also noted that the sector market index is pre expenses, in contrast to the Company and its peers. The Independent Directors also noted differences across the peer universe in distribution and leverage strategies, including the Company’s focus on sustainable distributions and a more conservative leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Independent Directors also considered discussions with the Adviser regarding a variety of strategic alternatives for the Company, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. Based upon their review, the Independent Directors concluded that the Company’s performance has been reasonable based on the Company’s strategy and compared to other closed-end funds that focus on the energy sector and that the Company has generated reasonable returns for investors.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers to closed-end funds.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Independent Directors discussed the significant differences in scope of services provided to the Company and to the Adviser’s other clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the Company’s contractual annual advisory fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other energy investment companies determined by the Adviser. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Directors concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Independent Directors concluded that the fees (including the management fee) and expenses that the Company is paying under the Investment Advisory Agreement, as well as the operating expense ratios of the Company, are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds. The Independent Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.10 percent of its 1.10 percent investment advisory fee for the period from January 1, 2015 through December 31, 2016, thereby reducing the fee to 1.00 percent.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

26	2014 Annual Report

Additional Information (unaudited) (continued)

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not directly use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

The Independent Directors concluded that no single factor reviewed was determinative as the principal factor in whether to approve the Agreement. The process, as discussed above, describes only the most important factors, but not all of the matters, considered by the Independent Directors. On the basis of such information as the Independent Directors considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion and as assisted by the advice of legal counsel that is independent of the Adviser, the Independent Directors determined that each factor, in the context of all of the other factors they considered, favored approval of the Agreement. The Independent Directors therefore unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed. It was noted that it was the judgment of the Independent Directors that approval of the Investment Advisory Agreement was in the best interests of the Company and its shareholders.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2014 Annual Report	29

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Independence Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent (effective 1/1/15)

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: NDP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,246	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$430
Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,208	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$385
				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$251

(1) As of 12/31/14

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to

Tortoise Energy Independence Fund, Inc.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$103,000	$101,000
Audit-Related Fees	—	—
Tax Fees	$20,000	$15,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$20,000	$15,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2014 and 2013, the Adviser was billed approximately $130,100 and $70,500 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and at November 30, 2014 was comprised of Mr. Conrad S. Ciccotello, Mr. Rand C. Berney and Mr. Charles E. Heath. Effective January 1, 2015, Ms. Alexandra Herger joined the Registrant’s Board of Directors and became a member of the audit committee. As of the date of filing of this report, the Registrant’s audit committee consists of Mr. Ciccotello, Mr. Berney, Mr. Heath and Ms. Herger.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2014.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey and Robert Thummel, all of whom are Managing Directors of the Adviser. These individuals comprise the Registrant’s investment committee and share responsibility for management of the Registrant’s investments. It is the policy of the investment committee that any decision to add a portfolio investment must be approved by their unanimous vote. Biographical information about each member of the investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”) and Tortoise Pipeline & Energy Fund, Inc. (“TTP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since 2012; Director since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TPZ, NTG and TTP since November 12, 2012 and of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of NTG since 2010, of each of TYG and TPZ since May 2011, of TTP since inception, and of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of TYG, TYY, TYN, and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYG and TPZ since May 2011, of TTP since its inception, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, of TYN from 2007 to June 23, 2014, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of TYG since 2005, of each of TPZ, NTG and TTP since its inception, of each of TYY and TYN from 2005 to June 23, 2014 and of TTO from 2005 through November 2011; Senior Vice President of TYY from 2005 to June 23, 2014, of TYN from 2007 to June 23, 2014, of TYG since 2007, of each of TPZ, NTG and TTP since its inception, and of TTO from inception through November 2011. CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CorEnergy Infrastructure Trust, Inc. (“CORR”)) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG and TPZ since May 2011, of NTG since 2010, of TTP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014. CFA designation since 1992.

Robert Thummel (Born 1972)	N/A

Managing Director and Portfolio Manager of the Adviser; President of TYN from September 2008 to June 23, 2014; Joined the Adviser in 2004 as an Investment Analyst; Previously, Director of Finance at KLT Inc., a subsidiary of Great Plains Energy (1998-2004); Senior Auditor at Ernst & Young LLP (1995-1998).

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TPZ, NTG and TTP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2014:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	10	$10,298,121,087	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Zachary A. Hamel
Registered investment companies	10	$10,298,121,087	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Kenneth P. Malvey
Registered investment companies	10	$10,298,121,087	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Terry Matlack
Registered investment companies	10	$10,298,121,087	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
David J. Schulte
Registered investment companies	10	$10,298,121,087	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Robert Thummel
Registered investment companies	0	—	0	—
Other pooled investment vehicles	0	—	0	—
Other accounts	0	—	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments, certain employees of the Adviser may become aware of actions planned, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of companies about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack, Schulte or Thummel receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Birzer, Hamel, Malvey, Matlack, Schulte and Thummel have entered into services agreements with the Adviser that have a one-year initial term, as well as one-year automatic renewals under normal circumstances. Under these services agreements, they receive a base guaranteed payment for the services they provide. They are also eligible for an annual cash bonus based on, among other things, the services they provide, the Adviser’s pre-tax earnings and the satisfaction of certain other conditions, including compliance by the Adviser with certain contractual covenants and compliance by each of the closed-end funds managed by the Adviser (including Registrant) with applicable rules and regulations. The Adviser’s earnings are based in part on the value of assets held in the Registrant’s portfolio, as the Adviser’s fee to the Registrant is a percentage of the average monthly managed assets of the Registrant. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack, Schulte and Thummel are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack, Schulte and Thummel own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2014:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$50,001-$100,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$100,001-$500,000
Terry Matlack	$100,001-$500,000
David J. Schulte	$10,001-$50,000
Robert Thummel	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
6/1/14-6/30/14
Month #2	0	0	0	0
7/1/14-7/31/14
Month #3	0	0	0	0
8/1/14-8/31/14
Month #4	0	0	0	0
9/1/14-9/30/14
Month #5	0	0	0	0
10/1/14-10/31/14
Month #6	0	0	0	0
11/1/14-11/30/14
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Independence Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2015

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date January 21, 2015